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                                                                    EXHIBIT 99.2

                               WARRANT CERTIFICATE

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR ALTERRA HEALTHCARE CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL (OR OTHER COUNSEL REASONABLY SATISFACTORY TO IT) THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                          WARRANT TO PURCHASE SHARES OF

               SERIES B-1 NON-VOTING PARTICIPATING PREFERRED STOCK

                                       OF

                         ALTERRA HEALTHCARE CORPORATION

                Expires on the Expiration Date specified herein.

No.: _______                                           Number of Shares:  ______
Original Issue Date:  March 5, 2001


     FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, Alterra Healthcare Corporation, a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that __________, or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Warrant, up to ______ shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Series B-1 Preferred Stock of the Issuer at the exercise prices specified in Section 2 hereof and subject to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

     1. TERM. The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on the Original Issue Date of this Warrant and shall expire on the Expiration Date (such period being referred to herein as the "Term").




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     2. WARRANT PRICE. Subject to the provisions of this Warrant, the Holder has the right to purchase from the Issuer (and the Issuer will issue and sell to such registered Holder) the Warrant Stock (as the same may be adjusted pursuant to Section 5 hereof) at the exercise prices (as each such exercise price relates to its corresponding tranche of Warrant Stock below and as the same may be adjusted pursuant to Section 5 hereof, the "Warrant Price") equal to the following:

     (a) Tranche A. During the Term, the Holder may purchase _____ shares of Warrant Stock (the "Tranche A Warrant Stock") at an exercise price per share of Warrant Stock equal to $75.00;

     (b) Tranche B. During the Term, the Holder may purchase _____ shares of Warrant Stock (the "Tranche B Warrant Stock") at an exercise price per share of Warrant Stock equal to $100.00; and

     (c) Tranche C. During the Term, the Holder may purchase _____ shares of Warrant Stock (the "Tranche C Warrant Stock") at an exercise price per share of Warrant Stock equal to $125.00.

     3. METHOD OF EXERCISE; ISSUANCE OF NEW WARRANT; TRANSFER AND EXCHANGE.

     (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term.

     (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at the Holder's election by certified or official bank check or wire transfer of immediately available funds.

     (c) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder within a reasonable time, not exceeding three (3) business days after such exercise, and the Holder shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise, and
(ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof at the Issuer's expense within such time.

     (d) Transferability of Warrant. Subject to Section 3(e) hereof, this Warrant may be transferred by the Holder without the consent of the Issuer. If transferred pursuant to this paragraph and subject to the provisions of subsection (e) of this Section 3, this Warrant may be transferred on the books of the Issuer by the Holder in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the


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Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

     (e) Compliance with Securities Laws.

          (i) The Holder, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

          (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

               "THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR ALTERRA HEALTHCARE CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL (OR OTHER COUNSEL REASONABLY SATISFACTORY TO IT) THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

          (iii) The restrictions imposed by this subsection (e) upon the transfer of this Warrant and the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been effectively registered under the Securities Act, (B) upon the Issuer's receipt of an opinion of counsel reasonably satisfactory to it, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (C) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under federal and state securities laws is not required. Whenever such restrictions shall


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     cease and terminate as to any such Securities, the Holder shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Securities Act and state securities laws.

     (f) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder, acknowledge in writing the extent, if any, of its continuing obligation to afford to the Holder all rights to which the Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to the Holder.

     4. STOCK FULLY PAID; RESERVATION AND LISTING OF SHARES; COVENANTS.

     (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through the Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Series B-1 Preferred Stock to provide for the exercise of this Warrant.

     (b) Reservation. The Issuer shall at all times have reserved for issuance a sufficient number of shares of Series B-1 Preferred Stock to permit the exercise in full of all Warrants and all other rights, options and warrants contained in any Security relating to the issuance of Series B-1 Preferred Stock. If any shares of Series B-1 Preferred Stock required to be reserved for issuance upon exercise of the Warrants or as otherwise provided hereunder require registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible and at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Series B-1 Preferred Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange or market rules, all unissued shares of Warrant Stock that are at any time issuable hereunder, so long as any shares of Series B-1 Preferred Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other Securities which the Holder shall be entitled to receive upon the exercise of this Warrant if at the time any Securities of the same class shall be listed on such securities exchange or market by the Issuer.

     (c) Covenants. The Issuer shall not by any action, including, without limitation, amending the Certificate of Incorporation or the Bylaws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the


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taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not amend or modify any provision of the Certificate of Incorporation or Bylaws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Series B-1 Preferred Stock or which would adversely affect the rights of the Holder, (ii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Series B-1 Preferred Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iii) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any Governmental Authority or public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

     (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Series B-1 Preferred Stock.

     (e) Rights and Obligations under the Registration Rights Agreement. The shares of Warrant Stock are entitled to the benefits and subject to the terms of the Registration Rights Agreement dated as of even date herewith between the Issuer and the Holders of the Warrants (as amended from time to time, the "Registration Rights Agreement").

     5. ADJUSTMENT OF WARRANT PRICE AND SHARES OF WARRANT STOCK. The Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

     (a) Subdivisions or Combinations. If the Issuer, at any time while this Warrant is outstanding, shall subdivide or combine any shares of Common Stock or Series B-1 Preferred Stock, then, (i) in case of a subdivision of shares, the Warrant Price shall be proportionately reduced (as at the effective date of such subdivision or, if the Issuer shall take a record of the holders of its Common Stock or Series B-1 Preferred Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of Common Stock (taking into account that one share of Series B-1 Preferred Stock is convertible into 100 shares of Common Stock) or Series B-1 Preferred Stock outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the Warrant Price shall be proportionately increased (as at the effective date of such combination or, if the Issuer shall take a record of the holders of its Common Stock or Series B-1 Preferred Stock for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of Common Stock (taking into account that one share of Series B-1 Preferred Stock is convertible into 100 shares of Common Stock) or Series B-1 Preferred Stock outstanding as a result of such combination.



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     (b) Certain Dividends and Distributions. Except in a transaction of the type otherwise described in this Section 5, if the Issuer, at any time while this Warrant is outstanding, shall pay a dividend in, or make any other distribution to the holders of one or more classes of its capital stock (without consideration therefor) of, shares of:

          (i) Common Stock, then (A) the Warrant Price shall be adjusted, at the date the Issuer shall take a record of the holders of the Issuer's Capital Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by the product obtained by multiplying one hundred (100) times a fraction: (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Issuer paid cash for fractional shares, the number of additional shares which would have been outstanding had the Issuer issued fractional shares in connection with said dividends); and (B) the aggregate number of shares of Warrant Stock on such date shall be adjusted by multiplying such aggregate number by the product obtained by multiplying one one-hundredth (.01) times a fraction: (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Issuer paid cash for fractional shares, the number of additional shares which would have been outstanding had the Issuer issued fractional shares in connection with said dividends), and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution;

          (ii) Series B-1 Preferred Stock, then (i) the Warrant Price shall be adjusted, at the date the Issuer shall take a record of the holders of the Issuer's Capital Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction: (A) the numerator of which shall be the total number of shares of Series B-1 Preferred Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Series B-1 Preferred Stock outstanding immediately after such dividend or distribution (plus in the event that the Issuer paid cash for fractional shares, the number of additional shares which would have been outstanding had the Issuer issued fractional shares in connection with said dividends); and (ii) the aggregate number of shares of Warrant Stock on such date shall be adjusted by multiplying such aggregate number by a fraction: (A) the numerator of which shall be the total number of shares of Series B-1 Preferred Stock outstanding immediately after such dividend or distribution (plus in the event that the Issuer paid cash for fractional shares, the number of additional shares which would have been outstanding had the Issuer issued fractional shares in connection with said dividends), and (B) the





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     denominator of which shall be the total number of shares of Series B-1
     Preferred Stock outstanding immediately prior to such dividend or distribution; or

          (iii) Capital Stock that ranks pari passu with the Common Stock with respect to dividend rights and rights on liquidation, winding up or dissolution or that entitles the holder thereof to share with the holders of Common Stock in the distribution of dividends or any distributions in connection with the liquidation, winding up or dissolution of the Issuer ("Parity Stock"), then the adjustments contemplated by Section 5(b)(i) above shall be made as nearly as possible in the manner provided in such Section, with such changes as are necessary to account for the relative rights of such shares of Parity Stock in relation to the Common Stock, so as to protect the Holder against the effect of such diluting issuance.

     (c) Adjustment of Warrant Stock and Warrant Price for Diluting Issues. Except as otherwise provided in this Section 5(c), in the event the Issuer sells or issues any Common Stock, Series B-1 Preferred Stock, Parity Stock, or Stock Equivalents (other than in a transaction of the type described in Section 5(d) hereof) at a Per Share Consideration (as defined below) less than the Warrant Price then in effect for the Warrant Stock, then the Warrant Price and the number of shares of Warrant Stock then in effect hereunder shall be adjusted as provided in paragraphs (i), (ii), (iii) and (iv) of this Section 5(c). For purposes of this Section 5(c), the term "Per Share Consideration" shall mean, with respect to the sale or issuance of (x) Common Stock, one hundred (100) times the price per share received by the Issuer for the issuance of such shares of Common Stock after the payment of any commissions, discounts and other similar costs; (y) Series B-1 Preferred Stock, the price per share received by the Issuer after the payment of any commissions, discounts and other similar costs; (z) Parity Stock, the price per share (adjusted as necessary to account for the relative rights of the such Parity Stock in relation to the Common Stock) received by the Issuer for the issuance of such shares of Parity Stock after the payment of any commissions, discounts and other similar costs; (aa) Stock Equivalents that are convertible into or exchangeable for Common Stock without further consideration, the number obtained by multiplying one hundred
(100) times the quotient obtained by dividing the aggregate consideration received by the Issuer upon the sale or issuance of such Stock Equivalents after the payment of any commissions, discounts and other similar costs, by the maximum number of shares (as set forth in the instrument relating thereto) of Common Stock issuable with respect to such Stock Equivalents; (bb) Stock Equivalents that are convertible into or exchangeable for Series B-1 Preferred Stock without further consideration, the number obtained by dividing the aggregate consideration received by the Issuer upon the sale or issuance of such Stock Equivalents after the payment of any commissions, discounts and other similar costs, by the maximum number of shares (as set forth in the instrument relating thereto) of Series B-1 Preferred Stock issuable with respect to such Stock Equivalents; (cc) Stock Equivalents that are convertible into or exchangeable for Parity Stock without further consideration, the number obtained by dividing the aggregate consideration received by the Issuer upon the sale or issuance of such Stock Equivalents (adjusted as necessary to account for the relative rights of the such Parity Stock in relation to the Series B-1 Preferred Stock) after the payment of any commissions, discounts and other similar costs, by the maximum number of shares (as set forth in the instrument relating thereto) of Parity Stock (expressed in terms of the equivalent number of shares of Series B-1 Preferred Stock represented thereby) issuable with respect to such Stock



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

Equivalents; (dd) other Stock Equivalents with respect to which Common Stock is issuable, the number obtained by multiplying one hundred (100) times the quotient obtained by dividing the total aggregate consideration received by the Issuer upon the sale or issuance of such Stock Equivalents plus the total consideration receivable by the Issuer upon the conversion or exercise of such Stock Equivalents after the payment of any commissions, discounts and other similar costs, by the maximum number of shares (as set forth in the instrument relating thereto) of Common Stock issuable with respect to such Stock Equivalents; (ee) other Stock Equivalents with respect to which Series B-1 Preferred Stock is issuable, the number obtained by dividing the total aggregate consideration received by the Issuer upon the sale or issuance of such Stock Equivalents plus the total consideration receivable by the Issuer upon the conversion or exercise of such Stock Equivalents after the payment of any commissions, discounts and other similar costs, by the maximum number of shares (as set forth in the instrument relating thereto) of Series B-1 Preferred Stock issuable with respect to such Stock Equivalents; (ff) other Stock Equivalents with respect to which Parity Stock is issuable, the number obtained by dividing the total aggregate consideration received by the Issuer upon the sale or issuance of such Stock Equivalents (adjusted as necessary to account for the relative rights of the such Parity Stock in relation to the Series B-1 Preferred Stock) plus the total consideration receivable by the Issuer upon the conversion or exercise of such Stock Equivalents after the payment of any commissions, discounts and other similar costs, by the maximum number of shares (as set forth in the instrument relating thereto) of Parity Stock (expressed in terms of the equivalent number of shares of Series B-1 Preferred Stock represented thereby) issuable with respect to such Stock Equivalents; (gg) Common Stock, Parity Stock, Series B-1 Preferred Stock or Stock Equivalents for no consideration, $.001 for the Common Stock and $.00001 in all other cases; and (hh) Common Stock, Series B-1 Preferred Stock, Parity Stock and/or Stock Equivalents for non-cash consideration, an amount determined by the Board in good faith. In the event of the issuance of any Stock Equivalents which contain provisions for adjustment after the date of issuance in the number or price at which such Stock Equivalents are, directly or indirectly, exerciseable for, or exchangeable or convertible into, shares of Common Stock, Series B-1 Preferred Stock or Parity Stock, the calculations pursuant to this Section 5 upon the issuance of such Stock Equivalents shall disregard such adjustment provisions, but upon the occurrence of any event which results in such an adjustment pursuant to the provisions of such Stock Equivalents, the Warrant Price and number of Warrant Shares shall be further adjusted pursuant to the provisions of this Section 5 to take into account such adjustment pursuant to such Stock Equivalents. If the terms of any Stock Equivalents which are presently outstanding or may hereafter by outstanding are renegotiated so as to affect the number of shares or price at which such Stock Equivalents are, directly or indirectly, exerciseable for, or exchangeable or convertible into, shares of Common Stock, Series B-1 Preferred Stock or Parity Stock, the provisions of this Section 5 shall be applied to take into effect, as appropriate, such renegotiated terms.

          (i) Upon each issuance of:

               (A) Common Stock for a Per Share Consideration less than the Warrant Price in effect on the date of such issuance, (1) the Warrant Price in effect on such date shall be adjusted by multiplying it by a fraction: (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Securities, plus the number



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

          of shares of Common Stock that the aggregate net consideration received by the Issuer for the total number of such Additional Securities so issued would purchase at one one-hundredth (.01) of the Warrant Price then in effect; and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Securities, plus the number of such Additional Securities so issued; and (2) the aggregate number of shares of Warrant Stock on such date shall be adjusted by multiplying such aggregate number by a fraction: (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Securities, plus the number of such Additional Securities so issued, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Securities, plus the number of shares of Common Stock that the aggregate net consideration received by the Issuer for the total number of such Additional Securities so issued would purchase at one one-hundredth (.01) of the Warrant Price then in effect; or

               (B) Series B-1 Preferred Stock for a Per Share Consideration less than the Warrant Price in effect on the date of such issuance, (1) the Warrant Price in effect on such date shall be adjusted by multiplying it by a fraction: (x) the numerator of which shall be the number of shares of Series B-1 Preferred Stock outstanding immediately prior to the issuance of such Additional Securities, plus the number of shares of Series B-1 Preferred Stock that the aggregate net consideration received by the Issuer for the total number of such Additional Securities so issued would purchase at the Warrant Price then in effect; and (y) the denominator of which shall be the number of shares of Series B-1 Preferred Stock outstanding immediately prior to the issuance of such Additional Securities, plus the number of such Additional Securities so issued; and (2) the aggregate number of shares of Warrant Stock on such date shall be adjusted by multiplying such aggregate number by a fraction: (x) the numerator of which shall be the number of shares of Series B-1 Preferred Stock outstanding immediately prior to the issuance of such Additional Securities, plus the number of such Additional Securities so issued, and (y) the denominator of which shall be the number of shares of Series B-1 Preferred Stock outstanding immediately prior to the issuance of such Additional Securities, plus the number of shares of Series B-1 Preferred Stock that the aggregate net consideration received by the Issuer for the total number of such Additional Securities so issued would purchase at the Warrant Price then in effect.

               (C) Parity Stock, the adjustments contemplated by Section 5(c)(i)(A) above shall be made as nearly as possible in the manner provided in such Section, with such changes as are necessary to account for the relative rights of the such Parity Stock in relation to the Common Stock, so as to protect the Holder against the effect of such diluting issuance.

          (ii) Upon each issuance of Stock Equivalents exerciseable for, or convertible or exchangeable into, without further consideration Common Stock, Series B-1 Preferred Stock or Parity Stock for a Per Share Consideration less than the Warrant Price in effect



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

     on the date of such issuance, the Warrant Price and the number of shares of Warrant Stock in effect hereunder on such date shall be adjusted as in paragraph (i) of this Section (5)(c) on the basis that the Additional Securities underlying such Stock Equivalents are to be treated as having been issued on the date of issuance of the Stock Equivalents and the aggregate consideration received by the Issuer for such Stock Equivalents shall be deemed to have been received for such underlying Additional Securities.

          (iii) Upon each issuance of Stock Equivalents other than those described in paragraph (ii) of this Section 5(c) for a Per Share Consideration less than the Warrant Price in effect on the date of such issuance, the Warrant Price and the number of shares of Warrant Stock in effect on such date shall be adjusted as in paragraph (i) of this Section 5(c) on the basis that the Additional Securities underlying such Stock Equivalents are to be treated as having been issued on the date of issuance of such Stock Equivalents, and the aggregate consideration received and receivable by the Issuer on conversion or exercise of such Stock Equivalents shall be deemed to have been received for such underlying Additional Securities.

          (iv) Once any Additional Securities have been treated as having been issued for the purpose of this Section 5(c), they shall be treated as issued and outstanding shares of the Issuer whenever any subsequent calculations must be made pursuant hereto; provided, however, that on the expiration of any options, warrants or rights to purchase Additional Securities of the Issuer, the termination of any rights to convert or exchange for Additional Securities of the Issuer, or the expiration of any options or rights related to such convertible or exchangeable Securities on account of which an adjustment in the Warrant Price and Warrant Stock has been made previously pursuant to this Section 5(c), the Warrant Price and the Warrant Stock shall forthwith be readjusted to such Warrant Price and Warrant Stock as would have obtained had the adjustment made upon the issuance of such options, warrants, rights, securities or options or rights related to such Securities been made upon the basis of the issuance of only the number of shares of Securities of the Issuer actually issued upon the exercise of such options, warrants or rights, upon the conversion or exchange of such Securities or upon the exercise of the options or rights related thereto.

          (v) The foregoing notwithstanding, no adjustment of the Warrant Price or Warrant Stock under this Section 5(c) shall be made as a result of the issuance of:

               (A) any Securities pursuant to which the Warrant Price and the number of shares of Warrant Stock are adjusted under Section 5(a) or 5(b) hereof; or

               (B) any Securities issued pursuant to the exchange, conversion or exercise of any Stock Equivalents that have previously been incorporated into computations hereunder on the date when such Stock Equivalents were issued.

     (d) Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. If any reorganization or reclassification of the Capital Stock of the Issuer (other than by virtue of a change in par value, or from par value to no par value, or from no par value to par value, where such change in par value does not result in any change in the number of outstanding shares), or consolidation or merger of the Issuer with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of the Common Stock or Series B-1 Preferred Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for the Common Stock or Series B-1 Preferred Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right, and the Issuer shall enter into such agreements as may be necessary to effectuate such right, thereafter and until the expiration of the Term, to convert this Warrant into the same kind and amount of stock, securities or assets as the stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of either (i) the same number of shares of the Series B-1 Preferred Stock as the number of shares of Warrant Stock then subject to this Warrant, or (ii) one hundred (100) times the same number of shares of Common Stock as the number of shares of Warrant Stock then subject to this Warrant, as the case may be.

     (e) De Minimis Adjustments. No adjustment in the Warrant Price or the number of shares of Warrant Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one-tenth of one percent (.1%) in the Warrant Price or the number of shares of Warrant Stock issuable upon the exercise of this Warrant; provided, however, that any adjustments which by reason of this Section 5(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest cent or one-thousandth of a share.

     (f) Form May Remain Unchanged. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

     6. NOTICE OF ADJUSTMENTS. Whenever the Warrant Price shall be adjusted pursuant to Section 5 hereof (for purposes of this Section 6, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Issuer's Board made any determination hereunder), and the Warrant Price and number of shares of Warrant Stock after giving effect to such adjustment, and shall cause a copy of such certificate to be delivered to the Holder promptly after each adjustment. Any dispute between the Issuer and the Holder with respect to the matters set forth in such certificate may at the option of the Holder be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have twenty (20) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case the Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and the Holder within thirty
(30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Issuer.

     7. FRACTIONAL SHARES. No fractional shares of Warrant Stock (other than with respect to 1/100th of a share or even multiple thereof) will be issued in connection with this issuance and exercise of this Warrant, but in lieu of any fractional shares (other than with respect to 1/100th of a share or even multiple thereof), the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the product obtained by multiplying one hundred (100) by the Per Share Market Value then in effect.

     8. DEFINITIONS. For the purposes of this Warrant, the following terms have the following meanings:

          "Additional Securities" shall mean shares of Common Stock, Series B-1 Preferred Stock or Parity Stock issued subsequent to the Original Issue Date or, with respect to the issuance of Stock Equivalents, the maximum number of shares (as set forth in the instrument relating thereto) of Common Stock, Series B-1 Preferred Stock or Parity Stocki issuable in exchange for or upon conversion or exercise of, such Stock Equivalents.

          "Board" shall mean the Board of Directors of the Issuer.

          "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

          "Certificate of Incorporation" means the Restated Certificate of Incorporation of the Issuer, as amended, as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

          "Common Stock" means the Common Stock, $.01 par value per share, of the Issuer.

          "Convertible Security" means any Security, directly or indirectly, convertible into, exchangeable or exerciseable for, or containing any right to receive shares of Common Stock, Series B-1 Preferred Stock or Parity Stock.

          "Expiration Date" means March 5, 2006.

          "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

          "Holder" means the Person or Persons who shall from time to time own this Warrant.

          "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the

     Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder.

          "Issuer" means Alterra Healthcare Corporation, a Delaware corporation, and its successors.

          "Original Issue Date" means March 5, 2001.

          "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

          "Parity Stock" has the meaning specified in Section 5(b)(iii).

          "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

          "Per Share Consideration" has the meaning specified in Section 5(c) hereof.

          "Per Share Market Value" means on any particular date (a) the last sales price per share of the Common Stock on such date on the American Stock Exchange or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the American Stock Exchange or any registered national stock exchange, then the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Issuer or the Holder, as the context requires, or (d) if the Common Stock is not then publicly traded, then the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Issuer or the Holder, as the context requires; provided, however, that after receiving the determination by such Independent Appraiser, the party receiving such determination shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided further, however, that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The fees and expenses of such Independent Appraisers shall be paid by the Issuer. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

          "Registration Rights Agreement" has the meaning specified in Section 4(e) hereof.

          "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

          "Series B-1 Preferred Stock" means the Issuer's Series B-1 Non-Voting Participating Preferred Stock, with a stated value of $75.00 per share, as adjusted, and any other Capital Stock into which such stock may hereafter be changed.

          "Stock Equivalent" means any Convertible Security or any warrant, option or other right, directly or indirectly, to subscribe for or purchase or receive any additional shares of Common Stock, Series B-1 Preferred Stock, Parity Stock or any Convertible Security.

          "Term" has the meaning specified in Section 1 hereof.

          "Trading Day" means (a) a day on which the Common Stock is traded on the American Stock Exchange as reported by Bloomberg L.P., or (b) if the Common Stock is not listed on the American Stock Exchange, then a day on which the Common Stock is traded on any other registered national stock exchange, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, then a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

          "Warrant" means this Warrant (and any other warrant or warrants of like tenor issued in substitution or exchange for this Warrant pursuant to the provisions of Section 3(c), 3(d) or 3(e) hereof), and all other Warrants issued by the Company on the Original Issue Date to purchase shares of Series B-1 Stock (and any other warrant or warrants of like tenor issued in substitution or exchange thereof pursuant to Section 3(c), 3(d) or 3(e) thereof).

          "Warrant Price" has the meaning specified in Section 2 hereof.

          "Warrant Stock" means collectively the Tranche A Warrant Stock, Tranche B Warrant Stock and Tranche C Warrant Stock.

     9. OTHER NOTICES. In case at any time:

     (a) the Issuer shall make any distributions to the holders of the Common Stock, the Series B-1 Preferred Stock or Parity Stock; or

     (b) the Issuer shall authorize the granting to all holders of its Common Stock, Series B-1 Preferred Stock or Parity Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or of any Stock Equivalents or Convertible Securities or other rights; or

     (c) there shall be any reclassification of the Capital Stock of the Issuer; or

     (d) there shall be any capital reorganization by the Issuer; or

     (e) there shall be any (i) consolidation or merger involving the Issuer or
(ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned subsidiary of the Issuer); or

     (f) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of the Common Stock or the Series B-1 Preferred Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of the Common Stock, the Series B-1 Preferred Stock or Parity Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock, Series B-1 Preferred Stock, or Parity Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Issuer shall give to the Holder notice of all meetings and actions by written consent of its stockholders, at the same time and in the same manner as notice of any meetings of stockholders is required to be given to stockholders who do not waive such notice (or, if such requires no notice, then two business days' written notice thereof describing the matters upon which action is to be taken). The Holder shall have the right to send two representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock, the Series B-1 Preferred Stock or Parity Stock.

     10. AMENDMENT AND WAIVER. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Holder.

     11. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     12. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern standard time, on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., pacific standard time, on any date and earlier than 11:59 p.m., eastern standard time, on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                           Alterra Healthcare Corporation
                           10000 Innovation Drive
                           Milwaukee, Wisconsin  53226
                           Attention: Chief Executive Officer
                           Facsimile: (414) 918-5055

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other party hereto by such notice. Copies of notices to the Issuer shall be sent to Rogers & Hardin LLP, 2700 International Tower, Peachtree Street, N.E., Atlanta, Georgia 30303,
Attn: Alan C. Leet, Facsimile No.: (404) 525-2224.

     13. WARRANT AGENT. The Issuer may, by written notice to the Holder, appoint an agent for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 3 hereof, exchanging this Warrant pursuant to subsection (d) of Section 3 hereof or replacing this Warrant pursuant to subsection (d) of Section 4 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     14. REMEDIES. The Issuer stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15. SUCCESSORS AND ASSIGNS. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer and the Holder and shall be enforceable thereby.

     16. MODIFICATION AND SEVERABILITY. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

     17. HEADINGS. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.




                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed, delivered and acknowledged by their respective duly authorized officers as of the day and year first above written.

                                       ALTERRA HEALTHCARE CORPORATION

                                       By:
                                           --------------------------------
                                           Name:
                                           Title:

                                  EXERCISE FORM

Alterra Healthcare Corporation (the "Corporation")

The undersigned holder of the within Warrant, pursuant to the provisions thereof, hereby elects to purchase (i) _________ shares of Series B-1 Non-Voting Participating Preferred Stock of the Corporation covered by the within Warrant pursuant to Section 2(a) thereof, (ii) ________ shares of Series B-1 Non-Voting Participating Preferred Stock of the Corporation covered by the within Warrant pursuant to Section 2(b) thereof, and (iii) _________ shares of Series B-1 Non-Voting Participating Preferred Stock of the Corporation covered by the within Warrant pursuant to Section 2(c) thereof.

Dated:                                Signature
      -------------------------                 --------------------------------
                                      Address
                                                --------------------------------

                                                --------------------------------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the within Warrant hereby sells, assigns and transfers unto ________________________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint ___________________________, attorney, to transfer the said Warrant on the books of the Corporation.

Dated:                                Signature
      -------------------------                 --------------------------------
                                      Address
                                                --------------------------------

                                                --------------------------------



                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the within Warrant hereby sells, assigns and transfers unto ___________________________________ the right to purchase (i) _______ shares of Warrant Stock pursuant to Section 2(a) of the within Warrant, (ii) _______ shares of Warrant Stock pursuant to Section 2(b) of the within Warrant, and (iii) _______ shares of Warrant Stock pursuant to
Section 2(c) of the within Warrant, together with all rights therein, and does irrevocably constitute and appoint ________________________, attorney, to transfer that part of the said Warrant on the books of the Corporation.

Dated:                                Signature
      -------------------------                 --------------------------------
                                      Address
                                                --------------------------------

                                                --------------------------------

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-_____ cancelled (or transferred or exchanged) this _____ day of _________ __________________, 20____, ______________ shares of Series B-1
Non-Voting Participating Preferred Stock issued therefor in the name of _____________________________, and Warrant No. W-____ issued for (i) _________
shares of Series B-1 Non-Voting Participating Preferred Stock pursuant to
Section 2(a) thereof, (ii) _________ shares of Series B-1 Non-Voting Participating Preferred Stock pursuant to Section 2(b) thereof, and (iii) _________ shares of Series B-1 Non-Voting Participating Preferred Stock pursuant to Section 2(c) thereof, in the name of _______________________________________.